EXHIBIT 99.1
Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gm.com

Forward Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Overview Performance Summary Funding Strategic Overview 2007 Outlook & Summary Q&A

Performance Summary

2007 - First Quarter Performance Highlights 1Q 2007 net loss of ($305) million compared to net income of $495 million for 1Q 2006 Pressures in the U.S. residential mortgage market remained high throughout the quarter Slowing home price appreciation has impacted valuations Nonprime credit has weakened significantly Prevailing market environment has depressed loan valuations Strong operating performance at Auto Finance in the quarter Improved margins with new vehicle originations in line with year-ago levels Significantly increased used vehicle originations Insurance reported yet another quarter of strong earnings with robust underwriting results Favorable loss experience compared to year-ago levels GMAC and ResCap maintain strong liquidity positions Cash and marketable securities totaled $12.8 billion at the end of 1Q $1.0 billion common equity injected by GM, based on final settlement provisions of the GMAC sale transaction

First Quarter Net Income * 1Q 2007 includes 21% ownership of our former Commercial Mortgage unit; 1Q 2006 includes 100% ownership through March 23, 2006, sale date and 21% ownership thereafter

First Quarter Pre-Tax Income * 1Q 2007 includes 21% ownership of our former Commercial Mortgage unit; 1Q 2006 includes 100% ownership through March 23, 2006, sale date and 21% ownership thereafter A number of GMAC's U.S. entities converted to limited liability companies (LLC) in conjunction with the transaction to sell a controlling interest in the company last year

GMAC FINANCIAL SERVICES

ResCap – Key Metrics

	2006	1Q 07	
Moving (Securitization/Sales)	↓	↓	• 2006 – Negative nonprime valuation • 1Q 07 – Reduced exposure to higher risk loans
Storage (HFI/Servicing)	↓	↓	• 2006 – Increase in loan loss provisions on nonprime • 1Q 07 – Credit pressure remains as nonprime portfolio runs-off
Warehouse Lending (Lending Receivables)	↔	↓	• 2006 – Nonprime credit issues in warehouse lending • 1Q 07 – Increased provisions for nonprime warehouse lending
Business Capital (Lending Receivables)	↑	↔	• 2006 & 1Q 07 – Solid 2006 earnings due to sale of home builder, but weakness among certain other home builders
International	↑	↑	• 2006 – Increased origination volumes • 1Q 07 – Continued strong performance and residual risk was reduced

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2002 2003 Fixed Income 23 77 2002 2003 Fixed Income 73 27 Warehouse Lending Receivables Total: $6.5B ResCap - Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk 2002 2003 Fixed Income 18 82 Loan Servicing Portfolio Total: $452.9B Nonprime Prime 2002 2003 Fixed Income 16 84 16% Held For Investment Total: $65.3B Held For Sale Total: $22.0B As of 3/31/2007 18% 23% 73%

ResCap - Capital Strategy GMAC committed an incremental $1 billion to maintain a strong capital position at ResCap to support investment grade rating Injected $500 million of equity in 1Q 07 and an additional $500 million in April Restore ResCap's equity base to levels above YE 2005/YE 2006 Align ResCap's capital position with economic capital requirements GMAC remains very committed to ResCap long-term YE YE ($ billions) 2005 2006 3/31/07 Cash and Cash Equivalents $2.3 $2.0 $2.6 Common Equity * Prior to April 2007 $500 million capital injection $7.5 $7.6 $7.2*

ResCap - 2007 Outlook Weak financial performance in 1Q 07 largely driven by deterioration in the nonprime market Profits from international and business capital operations overshadowed by disappointing U.S. mortgage performance Multiple actions underway to mitigate risk and improve controls New management team with significant mortgage experience Current capitalization and liquidity are ample Should real estate market pressures continue, ResCap has significant liquidity to operate throughout the cycle Anticipate considerable improvement in 2Q financial performance, with losses in U.S. residential mortgage at a much reduced level Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth

Strong lease and retail originations Auto Finance - Key Metrics Originations Credit Losses Lease Residuals Margins Credit losses trending up but remain at expected levels 2006 - U.S. residuals down slightly, reflecting weaker used car prices in 2H 1Q 07 - U.S. residual performance improved, reflecting higher sales proceeds supported by stable used car prices Improved NAO margins more than offset margins at IO which remain under pressure 2006 1Q 07

Auto Finance - Consumer Originations ($ billions) Total Units 603 627 817 528 624 (in 000s) 1Q 2007 new vehicle originations in line with 2006 levels despite lower retail volumes at GM Significant increase in used vehicle originations consistent with growth strategy

Auto Finance - Consumer Credit Quality 1Q 2007 delinquency up slightly versus year-ago levels. Performance remains near historically low levels Losses remain near historically low levels Annualized credit losses as a % of average managed retail contracts Delinquencies as a % of serviced retail assets 30 days or more past due

Auto Finance - Nonprime Nonprime auto market has not experienced the pressures affecting the nonprime mortgage industry Historically, leading indicators for deterioration in nonprime auto credit performance have been rising interest rates or rising unemployment - neither one a factor to date GMAC's exposure to nearprime and nonprime auto loans is limited Less than 15% of U.S. serviced consumer asset base is considered nonprime or nearprime using traditional credit bureau scores 2006 and early 2007 retail auto delinquencies above 2005 levels but in line with expectations and broader industry experience Other factors that distinguish nonprime auto from nonprime mortgage No floating rate or option arm equivalent Loan pricing reflects depreciating characteristic of the asset Consistent underwriting and credit-scoring criteria

2006 - Flat despite decline in GM retail volume and increased competition in U.S. personal lines 1Q 07 - Growth in reinsurance and international markets offset by declines in vehicle service contracts and personal lines Insurance - Key Metrics Written Revenue* Underwriting Results Investment Income Strong results driven by higher earned premiums and lower loss experience 2006 - Rebalanced investment portfolio to reduce capital requirements 1Q 07 - Increase in the amount of fixed income assets in the portfolio from 68% to 92% 2006 1Q 07 * Includes Written Premium

Insurance - Consolidated Earnings Favorable underlying core earnings trend continues Core Earnings = Underwriting income + Investment income (net of tax) Represents a post tax number, pre-tax capital gains was $4 for 2007 and $29 for 2006 Represents a post tax number, pre-tax interest expense was $4 for 2007 and $12 for 2006 Combined Ratio = Sum of all reported losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income

GMAC Insurance has reached an agreement to purchase U.K.-based Provident Insurance Leading automotive insurer with a strong management team The acquisition will complement GMAC's existing U.K. insurance operations and support European growth initiatives Acquisition will be financed with capital available within GMACI Purchase price is GBP 170 million (approx. $340 million) Assuming no regulatory hurdles, transaction is expected to close in 2Q 07 Important "bolt-on" acquisition consistent with GMAC growth and diversification strategy Insurance - Provident Insurance Acquisition

Funding

GMAC and ResCap maintain strong liquidity position Cash levels down primarily due to significant debt maturities in 1Q 2007 Completed $6 billion bridge funding facility to provide added liquidity protection for older wholesale securitizations Received $1 billion equity injection from GM based on final settlement provisions of the GMAC sale transaction GMAC and ResCap will continue to balance prudent liquidity management with reductions in cost of borrowing Global Liquidity ($ billions) * Includes $3 billion cash invested in a portfolio of highly liquid marketable securities

Global Debt Maturities Staggered maturity profile minimizes refinancing risks Significant debt outstanding beyond 5 years provides flexibility Scheduled Maturity Of Long-Term Debt At 12/31/2006 Unsecured Secured $13.6 $12.4 $6.4 $2.1 $1.6 $55.2 $28.1 $22.8 $16.6 $11.1 $7.9 $13.3 $27.9 $16.7 2006 2007 2008 2009 2010 2011 2012 and thereafter $83.1 $35.2 $33.3 $17.5 $10.0 $14.9 $41.7 ($ billions)

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.47 0.03 0.06 0.44 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.25 0 0.1 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.14 0.21 0 0.65 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Asset Backed Securities Institutional Unsecured Whole Loan Sales Retail 2001 $65B 2005 $41B 2006 $32B Unsecured share of funding likely to increase going forward Diversified U.S. Auto Term Funding

2007 Funding Plan Maintain appropriate liquidity cushion Significant cash balances and committed liquidity facilities Extensive auto loan assets that can be monetized quickly ("dry powder") Laddering of debt with moderate near-term maturities Reduce all-in cost of borrowings Active liability management to reduce cost of high-coupon debt Continue to diversify unsecured funding across markets and currencies Further expand securitization programs Expand GMAC Bank funding Project level of funding in 2007 to be consistent with 2005-2006

GMAC Strategic Overview

Automotive Finance Insurance ResCap GMAC Other North American Auto International Auto MIC Personal Lines Commercial Finance Group Equity interest in Capmark* * Minority equity interest in Capmark. In March 2006, we closed the sale of approximately 78% of our equity in Capmark (formerly GMAC Commercial Mortgage) Residential Finance Business Capital International GMAC Financial Services GMAC is a diversified global financial services company

With the growth in our mortgage and insurance operations, our auto finance earnings now represent less than half of GMAC's net income Very different than a few years ago when GMAC was predominantly an auto finance company Auto Finance ResCap 2005 $2.7B1 2006 $2.0B1,2 Insurance 2002 $2.2B1 1 Operating earnings figures include "Other" business segment. However, the graphical representations exclude "Other" business segment 2 Includes insurance investment portfolio rebalancing gains of $568 million in 2006. Operating Earnings Mix - Business Diversification

Gross Revenue - Business Diversification Notably strong growth in diversified revenues with about 50% of revenue being contributed by our mortgage and insurance operations Gross revenue reflects gross financing revenue plus insurance premiums and service revenue plus mortgage banking income plus investment income and other income. Gross revenue is not net of interest and discount expense and provision for credit losses 2005 $33.3B 2006 $35.7B 2002 $24.5B Auto Finance ResCap Insurance Other

Cerberus led Investor Consortium The Transaction 51% Equity 49% Equity

New GMAC With the closing of the GMAC sale transaction, GMAC has emerged as an independent company with an improved credit profile Strengthened capital position De-linkage from GM rating New $2.1 billion (face) layer of preferred equity injected $1 billion GM equity contribution in March 2007 Dividend restrictions Essentially all 2007-2008 "after-tax earnings" to be retained by GMAC Pursuing global operating efficiencies More diversified business strategies GMAC Strategic Focus Transform GMAC from a captive operation into an independent globally- diversified financial services company

Strategic Priorities Implement changes to U.S. mortgage operations to address deteriorating non-prime market environment Position business to grow again as industry consolidates Diversify operations beyond GM-related businesses Leverage existing dealer relationship to expand presence beyond GM dealer network Continue profitable expansion overseas Capitalize on uniquely broad footprint and extensive experience in international markets Maintain appropriate liquidity cushion and reduce all-in cost of borrowings

Strategic Priorities (Continued...) Grow GMAC fee-based businesses (e.g., SmartAuction, Fee for Servicing, etc.) Generates cashflow with virtually no strain on capital position Capitalize on cross-sell opportunities across GMAC's 18 million customers Sell more products per customer Reduce asset acquisition cost Attack cost side of the business by aligning resources more efficiently across multiple operations and regions Maintain asset quality Further strengthen credit measures and historically strong credit culture across all major businesses

Priority Equity Holder Initiatives Bolster Capital Base Enhance Liquidity Strengthen Credit Measures Aligned Interests Provides Significant Protection to Unsecured Bondholders Drives Equity Holder Returns Reduce Borrowing Costs Expand Net Margins Increase Net Income VALUE PLAY New GMAC - Symmetry Of Shareholder / Bondholder Interest

2007 Outlook & Summary

GMAC Financial Services

2007 Outlook

- **Continuing pressures at ResCap likely to constrain overall GMAC results near term**
- **Highest priority is implementing changes at ResCap to address rapidly changing mortgage market**
- **Anticipate considerable improvement in 2Q financial performance, with losses in U.S. residential mortgage at a much reduced level**
- **Global Auto Finance is well-positioned to generate attractive returns**
- **Insurance is expected to deliver another robust year**
- **GMAC's long-term prospects remain favorable**
  - ResCap's fundamental earnings potential remains solid
  - Auto finance and insurance operations should mitigate pressure at ResCap in near-term and provide base for growth in long-term

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1Q 2007 Disappointing performance driven largely by ResCap loss due to falling nonprime mortgage asset values Solid performances at Insurance and Auto Finance were not enough to offset the loss Despite operating challenges, GMAC and ResCap maintain strong liquidity position Significant cash balances, large-scale committed funding facilities and access to unsecured markets offer extensive financial flexibility Strong franchise with favorable long-term prospects Top-tier market player with meaningful business diversification Robust liquidity position Strong capital base Due to near-term expectations of continued U.S. mortgage market pressures, have implemented measures to reduce risk at ResCap Longer-term, GMAC's diversity and liquidity anticipated to spur successful earnings growth Well positioned to withstand near term challenges and structured to pursue long- term possibilities On track with growth strategy Summary

Q & A

Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gm.com

Supplemental The following supplemental chart is provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GMAC's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

ResCap - HFI Portfolio Domestic Securitization Financial Exposure Domestic On-Balance Sheet securitization exposure declined in 1Q 2007 S1

* Retail receivables included in whole loan sales and full securitization transactions where GMAC is no longer exposed to credit and/or interest rate risk Retail Auto Finance Reconciliation of Managed to Serviced Assets S2

Overall trends remain stable 1Q performance improved reflecting strong used car prices Note: Figures represent GMAC serviced portfolio ($ per vehicle) Lease terminations 69 69 68 66 76 (Units 000s) Sales Proceeds on Scheduled U.S. Lease Terminations S3

Reconciliation of Insurance Core Earnings Amount within premium tax and other expense in Forms 10-Q and 10-K respectively Amount within investment income in Forms 10-Q and 10-K respectively S4